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Exhibit 99.1

212-526-3699	Lehman Brothers Equity Derivatives

Call Spread Transaction
Summary of Indicative Terms as of 02/18/05

Seller:	Lehman Brothers OTC Derivatives Inc. (Guaranteed by Lehman Brothers Holdings Inc.)
Buyer:	Overstock.com, Inc. ("Client")
Agent:
Lehman Brothers Inc. ("LBI") is acting as agent on behalf of Lehman Brothers OTC Derivatives Inc. ("LOTC") and the Client for this Transaction. LBI has no obligations, by guarantee, endorsement or otherwise, with respect to the performance of this Transaction by LOTC.
Trade Dates:
Each date on or after TBD on which the Buyer notifies the Seller that it desires to execute a portion of the Transaction (a "Tranche"), such notice (a "Notice") to contain (i) the Number of Lower Call Options and the Number of Upper Call Options subject to such Tranche (in each case which shall be a multiple of 100,000), and (ii) the Expiration Date of such Tranche.
Selected Security:	Class A Common stock of Overstock.com, Inc. (Bloomberg Ticker: "OSTK")
Exercise Style:	European
Expiration Date:	For each Tranche as provided by the Buyer in the applicable Notice
Number of Lower Call Options:
For each Tranche, as provided by the Buyer in the applicable Notice; provided that the total Number of Lower Call Options subject to all Tranches shall not exceed 1,000,000; and provided further that, the Number of Lower Call Options shall equal the Number of Upper Call Options.
Number of Upper Call Options:	For each Tranche, as provided by the Buyer in the applicable Notice; provided that the total Number of Upper Call Options subject to all Tranches shall not exceed 1,000,000.
Lower Strike Price:	For each Tranche, 0.00% of the price of the Selected Security at which the Tranche is established on the applicable Trade Date.
Upper Stike Price:	For each Tranche, a percentage of the price of the Selected Security at which the Tranche is established on the applicable Trade Date as provided by the Buyer to the Seller.
Premium:
For each Tranche, (i) a percentage of the price of the Selected Security at which the Tranche is established on the applicable Trade Date as multipled by (ii) the Number of Lower Call Options subject to such Tranche as provided by the Buyer to the Seller
Premium Payment Date:	For each Tranche, Two Exchange Business Days after the applicable Trade Date
Settlement Date:	For each Tranche, Three Exchange Business Days after the applicable Expiration Date

Settlement Type:
For each Tranche, Cash, Physical, or Net Share Settlement at the Buyer's discretion, with written notice of settlement election required at least two Exchange Business Days prior to the applicable Expiration Date. If no notice is given, Physical Settlement shall apply to such Tranche.
Option Payout:	For each Tranche, if Cash Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, the Seller will pay the Buyer (the difference between the Settlement Price and the Lower Strike Price) multiplied by the Number of Lower Call Options.

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, the Seller will pay the Buyer the difference between ((the Settlement Price less the Lower Strike Price) multiplied by the Number of Lower Call Options)) and ((the Settlement Price less the Upper Strike Price) multiplied by the Number of Upper Call Options)).
For each Tranche, if Physical Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, the Seller will deliver to the Buyer a number of Selected Securities equal to the Number of Upper Call Options

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, on the relevant Settlement Date the Seller will pay the Buyer the Upper Strike Price multiplied by the Number of Upper Call Options
For each Tranche, if Net Share Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, on the relevant Settlement Date the Seller will deliver to the Buyer a number of Selected Securities equal to ((the difference between the Settlement Price and the Lower Strike Price) divided by the Settlement Price) multiplied by (the Number of Lower Call Options).

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, on the relevant Settlement Date the Seller will deliver to the Buyer a number of Selected Securities equal to the difference between ((the Settlement Price less the Lower Strike Price) multiplied by the Number of Lower Call Options) and ((the Settlement Price less the Upper Strike Price) multiplied by the Number of Upper Call Options), divided by the Settlement Price

Dividends:
For each Tranche, if, at any time during the period from but including three Exchange Business Days from the Trade Date to but excluding three Exchange Business Days after the Expiration Date (the "Trade Period"), a record date occurs with respect to a dividend on the Selected Security, then the Dividend Amount for such record date shall equal the Seller's Hedging Shares, determined as of the Exchange Business Day immediately prior to the date that the Selected Security has commenced trading ex-dividend, multiplied by the declared gross cash dividend amount
Payment of Dividend Amount:	The Seller shall pay the Buyer the Dividend Amount on the record date.
Additional Provisions:	The Calculation Agent may terminate or adjust this Transaction if a Nationalization, Insolvency, Merger or Tender Event (10% threshold) occurs with respect to the Selected Security.
The Buyer's entry into the Transaction complies with and is not in any way limited by any contractual, legal, regulatory or other restrictions to which the Buyer may be subject.

The Buyer represents that each of its required filings under all applicable securities laws have been filed, it is not entering into this transaction while in possession of any material non-public information, and it is not limited (by law, contract or policy) from effecting any of the settlement types hereunder.
Notwithstanding anything in the Master Agreement to the contrary, Second Method and Loss shall apply.
Calculation Agent:	Lehman Brothers Inc.
Documentation:	Signed Term Sheet, Transaction Confirmation, and an executed ISDA Master Agreement
Additional Acknowledgement:
The Buyer acknowledges and agrees that the terms set forth herein are indicative and are subject to market conditions as of the date hereof. If due to market conditions at the time of actual hedge execution, the Seller's entire hedge cannot be achieved consistent with the indicative terms herein, then the Buyer acknowledges and agrees that the final terms (i) will vary from those set out herein and (ii) may include an additional payment obligation of the Buyer to reflect any increased costs to the Seller.

        By signing below, Client acknowledges and agrees that, notwithstanding the indicative nature of the other provisions of this term sheet, LOTC may engage in hedging activities with respect to the proposed transaction described herein and otherwise prepare for the execution of such transaction, in each case as LOTC determines appropriate. Client agrees to provide LOTC the following indemnity in order to induce LOTC to continue to consider such transaction. If Client does not enter into the proposed transaction described herein with respect to the maximum "Number of Lower Call Options" and "Number of Upper Call Options" above (or such lesser number as LOTC determines), or does not execute, promptly after the Trade Date, the definitive documentation described under "Documentation" above, Client agrees to indemnify LOTC for any and all losses, claims, damages, liabilities and expenses incurred by LOTC in good faith and arising out of or relating to the proposed transaction, which may include the cost to LOTC of unwinding any related hedging transactions. This provision shall be governed by and construed in accordance with the internal laws of the State of New York. The parties acknowledge and agree that, other than this provision, this term sheet is indicative only and not binding on the parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided to them in the 2000 ISDA Definitions and the 2002 ISDA Equity Definitions (as applicable) in each case as published by the International Swaps and Derivatives Association, Inc.

Accepted and Agreed:
LEHMAN BROTHERS OTC DERIVATIVES INC., By its agent, Lehman Brothers Inc.		OVERSTOCK.COM, INC.
By:	/s/ SCOTT E. WILLOUGHBY	By:	/s/ DAVID K. CHIDESTER
Name:	Scott E. Willoughby	Name:	David K. Chidester
Title:	Senior Vice President	Title:	Vice President, Finance
		By:	/s/ JONATHAN E. JOHNSON III
		Name:	Jonathan E. Johnson III
		Title:	Vice President, Legal and Corproate Affairs

All term sheets are indicative only. Actual terms are subject to confirmation by Lehman Brothers OTC Derivatives Inc. Clients are advised to make an independent review and reach their own conclusions regarding the legal, credit, tax and accounting aspects of this transaction relating to their assets, liabilities, or other risk management objectives and risk tolerance. Although the indicative information set forth is reflective of the terms, as of the specified date under which Lehman Brothers believes a transaction might be structured, no assurance can be given that such a transaction could, in fact, be executed at the specific levels indicated.

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Call Spread Transaction Summary of Indicative Terms as of 02/18/05